SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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PetSmart, Inc.
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(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 15, 2011.

PETSMART, INC.

PETSMART, INC. 19601 NORTH 27TH AVENUE PHOENIX, ARIZONA 85027

Meeting Information
Meeting Type: Annual Meeting of Stockholders
For holders as of: April 18, 2011
Date: June 15, 2011 Time: 1:30 p.m. local time
Location:	The Ritz-Carlton Chicago 160 East Pearson St. Chicago, IL 60611

You are receiving this communication because you hold shares in PetSmart, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the Notice and Proxy Statement, Annual Report on Form 10-K and Letter to Stockholders online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

• NOTICE AND PROXY STATEMENT • ANNUAL REPORT ON FORM 10-K • LETTER TO STOCKHOLDERS

How to View Online:

Have the information that is printed in the box marked by the arrow      xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com.

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                                    1) BY INTERNET:     www.proxyvote.com
                                    2) BY TELEPHONE: 1-800-579-1639
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*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow      xxxx xxxx xxxx (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

To facilitate timely delivery, please make the request as instructed above on or before June 1, 2011.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to the Annual Meeting, please go to www.fourseasons.com/chicagorc or contact The Ritz-Carlton Chicago at (312) 266-1000.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow      xxxx xxxx xxxx  available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote FOR all the nominees listed.

1.	Election of Directors

	1a. Angel Cabrera 1b. Philip L. Francis 1c. Rakesh Gangwal 1d. Gregory P. Josefowicz 1e. Richard K. Lochridge 1f. Robert F. Moran 1g. Barbara A. Munder 1h. Thomas G. Stemberg	The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

		2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2011 fiscal year ending January 29, 2012.

		3.	To approve our 2011 Equity Incentive Plan.

		4.	To approve, by non-binding vote, executive compensation.

The Board of Directors recommends you vote in favor of "1 year" on the following proposal:

		5.	To recommend, by non-binding vote, the frequency of executive compensation votes.